GOF P10 09/16

00178918

SUPPLEMENT DATED September 28, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

EACH OF THE LISTED FUNDS

Franklin Custodian Funds

Franklin Income Fund

Franklin Global Trust

Franklin Global Listed Infrastructure Fund

Franklin Global Real Estate Fund

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

Franklin Mutual Series Funds

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin Templeton International Trust

Franklin India Growth Fund

Templeton Funds

Templeton Foreign Fund

Templeton World Fund

Templeton Global Investment Trust

Templeton Dynamic Equity Fund

Templeton Emerging Markets Balanced Fund

Templeton Foreign Smaller Companies Fund

Templeton Global Balanced Fund

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Institutional Funds

International Equity Series

Foreign Smaller Companies Series

Global Equity Series

The Prospectus is amended as follows:

I.  For the Franklin Global Listed Infrastructure Fund, Franklin International Growth Fund, Franklin International Small Cap Growth Fund, Franklin Mutual Beacon Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Templeton Foreign Fund, Templeton World Fund, Templeton Dynamic Equity Fund, Templeton Foreign Smaller Companies Fund, Templeton Global Balanced Fund, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund, Templeton Growth Fund, Inc., International Equity Series, Foreign Smaller Companies Series and Global Equity Series, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II. For the Franklin International Small Cap Growth Fund, the second paragraph of the “Focus” principal risk in the “Fund Summary – Principal Risks” section is deleted in its entirety.

III. For the Franklin Mutual European Fund and Franklin Mutual International Fund, the following replaces the “Region Focus” principal risk in the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

IV.  For the Franklin India Growth Fund, the following replaces the second paragraph in the “Focus” principal risk in the “Fund Summary – Principal Risks” section:

Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

V.   For all funds (excluding the Franklin International Growth Fund, Franklin Mutual Series Funds, Franklin India Growth Fund and Templeton Global Smaller Companies Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU).  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

VI. For the Franklin Mutual Series Funds, the “Fund Details – More Information on Investment Policies, Practices and Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU).  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

VII. For the Franklin International Growth Fund and Templeton Global Smaller Companies Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional.   Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU).  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your Prospectus for future reference.